UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

CROWN PROPTECH ACQUISITIONS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 29th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 12, 2024, the New York Stock Exchange (the “NYSE”) issued a press release stating that it had determined that Crown PropTech Acquisitions (the “Company”) was not in compliance with Section 802.01B and 102.06e of the NYSE Listed Company Manual (the “LCM”) because the Company failed to consummate a business combination within the shorter of (i) the time period specified by its constitutive documents or by contract or (ii) three years. As such, the NYSE had determined to commence proceedings to delist from the NYSE the Company’s Class A ordinary shares and units, each consisting of one Class A ordinary share and one-third of one redeemable warrant.

Trading of the Company’s securities was suspended effective as of approximately 9:30 a.m. Eastern Time on February 12, 2024. The NYSE will apply to the Securities and Exchange Commission (“SEC”) to delist the Company’s securities upon completion of all applicable procedures. The Company does not intend to appeal the staff’s determination and, accordingly, the Company expects that its securities will be delisted from the NYSE.

As a result of the Company’s shareholders approving the Extension Proposal (as defined and described in further detail below), the Company intends to transfer the listing of its securities to the OTC Markets Group Inc. (“OTC Markets”), where the Company has applied to trade on OTCQX. Following the transfer of listing to the OTC Markets, the Company will continue to file the same types of periodic reports and other information it currently files with the SEC.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K with respect to the Amended Charter (as defined below) is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Adjournment Proposal

On February 9, 2024 at 3:00 p.m. Eastern Time, the Company reconvened its previously adjourned February 8, 2024 Extraordinary General Meeting (the “Extraordinary General Meeting”), and subsequently adjourned the meeting again, without conducting any business. The only proposal submitted for a vote of the shareholders was the approval of the adjournment of such meeting pursuant to Article 22.7 of the Second Amended and Restated Articles of Association of the Company (the “Adjournment Proposal”) in order to provide additional time for the Company to receive redemption request withdrawals.

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s shareholders. As a result,the Extraordinary General Meeting was adjourned until later in the day to 4:15 p.m. Eastern Time on February 9, 2024.

Approval of Adjournment Proposal

Votes For	Votes Against	Abstentions
8,137,538	14,768	0

Extension Proposal

The Extraordinary General Meeting was reconvened on February 9, 2024 at 4:15 p.m., Eastern Time.

As of the close of business, Eastern Time, on January 29, 2024, the record date for the Extraordinary General Meeting, there were 11,096,485 ordinary shares of the Company, consisting of 4,196,485 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and 6,900,000 Class B ordinary shares, par value $0.0001 per share, issued and outstanding and entitled to vote at the Extraordinary General Meeting, 73.4% of which were represented in person or by proxy, constituting a quorum to conduct business.

The shareholders approved, by special resolution, the proposal to amend and restate the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering that was consummated on February 11, 2021, from February 11, 2024 to August 11, 2024 (the “Extension Proposal”).

As there were sufficient votes to approve the Extension Proposal, the “Adjournment Proposal” described in the definitive proxy statement of the Company, filed with the Securities and Exchange Commission on February 2, 2024, was not presented to shareholders.

The following is a tabulation of the votes with respect to the Extension Proposal, which was approved by the Company’s shareholders:

Approval of Extension Proposal

Votes For	Votes Against	Abstentions
8,137,124	14,777	405

In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 2,195,847 shares of the Company’s Class A Ordinary Shares exercised their right to redeem their shares, meaning 2,000,638 Class A Ordinary Shares will be outstanding following such redemptions.

Under Cayman Islands law, the Amended Charter took effect upon approval of the Extension Proposal. Accordingly, the Company now has until August 11, 2024, to consummate its initial business combination. The foregoing description is qualified in its entirety by reference to the Third Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

3.1	Third Amended & Restated Memorandum and Articles of Association of Crown PropTech Acquisitions.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2024

CROWN PROPTECH ACQUISITIONS

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Co-Chief Executive Officer

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